CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Synergy Financial Group, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John S. Fiore, President and Chief Executive Officer, and Ralph A. Fernandez, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John S. Fiore                               /s/Ralph A. Fernandez
-------------------------------------          -------------------------------------------------
John S. Fiore                                  Ralph A. Fernandez
President and Chief Executive Officer          Senior Vice President and Chief Financial Officer
(Principal Executive Officer)                  (Principal Financial and Accounting Officer)

Date: November 15, 2004                         Date: November 15, 2004
